Exhibit 10.14

Prepared By:   Richard O. Gamble    Mail To:   Richard O. Gamble
State of North Carolina
County of Wake

                  DEED OF TRUST AND SECURITY AGREEMENT
                          (PERMANENT LOAN)

THIS DEED OF TRUST AND SECURITY AGREEMENT "The Deed of Trust" is made and entered into this 5th day of August, 1992, by and between Carolina Lubes, Inc., a Florida Corporation which has been domesticated in North Carolina, whose address is 902 Clint Moore Road, Suite 100, Building 4, Boca Raton, Florida 33487 (hereinafter called the "Grantor" whether one or more in number, a corporation, partnership, or an individual), and Raymond S. Kestler, as Trustee (hereinafter called the "Trustee"), and CENTURA BANK, a North Carolina banking corporation, whose principal office address is 134 North Church Street, Rocky Mount, North Carolina 27804 (hereinafter called the "Beneficiary"):

	WITNESSETH, WHEREAS, the Grantor is indebted to the Beneficiary in the sum of EIGHTY SIX THOUSAND AND NO/100 Dollars ($86,000), as evidenced by its note dated August 5, 1992 (hereinafter called the "Note"), which Note may contain provisions for the adjustment of the interest rate, adjustments in the payments, extension or renewal of the term, among other things, the terms of which are incorporated herein by reference and the final date for payment of which, if not sooner paid and if payment thereof is not extended, is August 10, 1998:

	AND WHEREAS, the Grantor desires to secure the payment of the Note with interest, and any extensions, renewals, modifications or amendments thereof, or substitutions or replacements, therefor, in whole or in part, the payment of all other sums, with interest thereon, advanced in accordance with the Note or herewith to protect the security of this Deed of Trust or to protect the rights of the Beneficiary under the Note or hereunder and to secure the performance of the covenants and agreements of the Grantor contained in the Note and herein, by a conveyance of the lands and a grant of the security interests hereinafter described:

	NOW THEREFORE, in consideration of the premises and for the purposes aforesaid, and in further consideration of the sum of One Dollar ($1) paid to the Grantor by the Trustee, receipt of which is hereby acknowledged, the Grantor has given, granted, bargained, sold and conveyed, and by these presents does give, grant, bargain, sell and convey unto the Trustee, his heirs, successors, and assigns the following described parcel of land and all improvements now or hereafter located thereon, lying and being in Raleigh Township, Wake County, State of North Carolina, and more particularly described as follows:

(Description)

BEING all of Unit 5 of the Park on Millbrook Condominium according to Condominium File No. 45, Wake County Registry, North Carolina, and as shown on a recorded plat entitled "The Park on Millbrook Condominuim, Phase I", dated April 29, 1983, and revised on June 9, 1983, prepared by L. I. Chasak, R.L.S., as recorded in Book of Maps 1983, Page 688, together with all property rights and benefits, and subject to the restrictions contained in the "Declaration of Condominium of the Park on Millbrook Condominium, Condominium File No. 45", dated November 30, 1982, recorded in Book 3073, Page 324, and further amended in Book 3118, Page 558, Book 3133, Page 15, and in Book 4859, Page 18. Unit No. 5 shall be a "B type unit" as defined in the Declarations referred to herein, but in accordance wit the "Seventh Amendment to Declaration of Condominium Park on Millbrook Condominium, Condominium File No. 45", recorded in Book 4859, Page 18, as between Units 4 and Units 5 of the Park on Millbrook Condominium Unit 5 shall consist of a 3.57% ownership and Unit 4 shall consist of a 2.65% ownership. It is the further intent of the Grantors by this Conveyance to affect the relocation of the boundaries between Units 4 and Units 5 of the Park on Millbrook Condominium, as set forth and authorized in the "Seventh Amendment to the Declaration of Condominium, as set forth and authorized in the "Seventh Amendment to Declaration of Condominium Park on Millbrook Condominium, Condominium File No. 45", as recorded in Book 4859, Page 18, Wake County Registry.

Such parcel of land together with all structures, buildings and other improvements (hereinafter called the "Improvements") now or hereafter located thereon being hereinafter called the "Property".

	TOGETHER WITH all fixtures, equipment and other articles of personal property now owned by the Grantor and located in or upon the Property, or hereafter acquired and located thereon and used in connection with the operation and maintenance of the Property (hereinafter called the "Collateral").

	TO HAVE AND TO HOLD the Property and Collateral with all the rights, privileges, and appurtenances thereunto belonging or appertaining to the Trustee, his heirs, successors and assigns, in fee simple forever, upon the trusts and for the uses and purposes hereinafter set out.

	And the Grantor covenants with the Trustee that it is seized of the Property and Collateral in fee and has the right to convey the same in fee simple that title is marketable and free and clear of all encumbrances and that will warrant and defend the title to the Property and Collateral against the lawful claims of all persons whomsoever except for the exceptions hereinafter state:

	Declaration of Condominium of the Park on Millbrook Condominium, File No. 45, dated November 30, 1992, recorded in Book 3073, Page 324, as amended in Book 3118, Page 558, Book 3133, Page 15 and Book 4859, Page 18, Wake County Registry.

	THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST that if the Grantor shall pay the Note in accordance with its terms together with interest thereon, and any renewals extensions, modifications amendments, substitutions or replacements thereof in whole or in part shall pay all sums advanced under the Note or hereunder to protect the security of this Deed of Trust or the rights of the Beneficiary together with interest thereon, and shall comply with all the covenants terms and conditions of the Note and this Deed of Trust that this conveyance shall be null and void and may be canceled of record at the request and at the cost of the Grantor.

	Section 1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:
          (a) The Grantor's failure to pay when due the principal of and interest on the Note or any other sum due under the Note;
          (b) The Grantor's breach of any of the terms, conditions or covenants contained in this Deed of Trust;
          (c) The actual or threatened demolition, injury or waste to the Property or Collateral which ma impair its value;
          (d) The appointment of a receiver for, or the filing of a petition of bankruptcy by or against the Grantor;
          (e) The Grantor's default in or breach of any of the terms, conditions, covenants or agreements contained in any separate assignments of leases given as additional security for the loan;
          (f) The Grantor's default under the terms of any instrument to which the Deed of Trust is subordinate or which is subordinate to this Deed of Trust;
          (g) Default by the Grantor in keeping, performing or observing any term, covenant, agreement or condition of the Commitment, if any, upon which the loan hereby secured was predicated or default by the Grantor under any separate loan agreement or other agreement executed concurrently with the execution and delivery of this Deed of Trust, including, without limitation, any agreement containing provisions relating to the rights of the Grantor to receive future advances from the Beneficiary, the repayment of which is intended to be secured by this Deed of Trust and
          (h) False statement, misrepresentations or withholding facts by Grantor in any loan application or other instruments provided by Grantor to Beneficiary or its agents as to any matter relied upon by Beneficiary in evaluating whether to extend financing to the Grantor

	Section 2. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, the Beneficiary and Trustee shall have the following rights and remedies;

(a) The Beneficiary shall have the right, at its option, to declare all amounts payable under the Note to be immediately due and payable, whereupon the same shall become immediately due and payable regardless of the maturity date thereof.
(b) On the application of the Beneficiary, if the Beneficiary shall have declared the outstanding principal balance of the Note to be immediately due and payable the Trustee shall be obligated and is hereby authorized and empowered to expose at one or more sales and sell the Property at public auction(s) for cash and the Collateral, if any, at public or private sale(s) for cash, after first having complied with all then applicable requirements of North Carolina law.

	Upon such sale(s) the Trustee shall convey title to the purchaser in fee simple. The Beneficiary shall have the right to bid at any sale thereunder. The Trustee may require the successful bidder at any sale to deposit immediately with the Trustee cash or certified check in an amount not to exceed twenty-five percent (25%) of the bid, provided notice of such requirement is contained in the advertisement of the sale. The Trustee may reject the bid if the deposit is not immediately made, and thereupon the Trustee may declare the next highest bidder to be the Purchaser. Such deposit shall be refunded in case a resale is had; otherwise, it shall be applied to the purchase price. If Collateral is sold hereunder, it need not be at the place of sale. The published notice of public sale, however, shall state the time and place where the Collateral may be inspected prior to sale.

	In the event a proceeding to exercise the power of sale
contained herein is begun but not completed, the Grantor shall pay all expenses incurred by the Trustee and a partial commission computed as follows: one-fourth of the hereinafter-specified commission prior to the Trustee's issuance of a notice of hearing on the right to foreclose and one-half of the hereinafter-
specified commission after the issuance of such notice and prior to a sale.  Such expenses and partial commission may be paid by the Beneficiary on behalf of the Grantor but, in any event, shall be secured by this Deed of Trust.
	The foregoing shall in no way be construed to limit the
powers of sale or restrict the discretion the Trustee may have under the provisions of Article 2A of Chapter 45 of the General
Statutes of North Carolina, as the same may be from time to time amended, or such other laws as the Beneficiary or Trustee may be proceeding under, including the laws relating to judicial
foreclosure if such is determined to be either the necessary or appropriate process to follow in foreclosing on the lien of this
Deed of Trust.  Each legal, equitable or contractual right, power or remedy of the Beneficiary or Trustee now or hereafter provided herein or by statute or otherwise shall be cumulative and
concurrent and shall be in addition to every other right, power and remedy.  The exercise or beginning of the exercise of any one or more of such rights, powers and remedies shall not preclude the simultaneous or later exercise of any or all such other
rights, powers and remedies and without limiting the foregoing, the Trustee may sell the Property and Collateral separately or together, as a whole or in parts or parcels, at one or more sales conducted at different times and places.
(c) The Beneficiary shall have the right to collect rents,
issues, profits and revenues according to the terms of Section 8 hereof.
(d) if the Grantor and the Beneficiary have contemporaneously entered into a building loan agreement or any other agreement by any other designation containing remedies exercisable by the
Beneficiary upon the occurrence of an Event of Default
thereunder, then the Beneficiary shall be entitled to exercise such rights and remedies as are contained in such separate
agreement.  The Beneficiary shall have the right to the
appointment of a receiver to collect the rents and profits from the Property and Collateral without consideration of the value thereof or the solvency of any person liable for the payment of the amounts then owing.  The Beneficiary at its option, in lieu of an appointment of a receiver, shall have the right to do all those things the receiver could have done.  If such receiver should be appointed, or if there should be a sale of the Property and Collateral by foreclosure, as provided above, the Grantor or any person in possession of the Property and Collateral, as
tenant or otherwise, shall become a tenant at will of the
receiver or of the purchaser and may be removed by a writ of ejectment, summary ejectment or other lawful remedy.
(e) The exercise by the Beneficiary of any right or remedy
granted to the Beneficiary or Trustee in law or equity, or by this or any other document shall not be deemed an irrevocable election of remedies thereby precluding the Beneficiary or the
Trustee from exercising or pursuing any other right or remedy granted to the Trustee or the Beneficiary under this or any other document or at law or in equity.  All remedies contained herein or in any other separate agreement executed contemporaneously with the execution of this Deed of Trust are intended to be
cumulative.
	Section 3. APPLICATION OF PROCEEDS. Proceeds derived from the exercise of either the power of sale or the collection of rents and profits shall be applied to pay, first, costs and expenses, including the Trustees commission in the amount of five percent (5%) in the event of sale, reasonable attorney's fees for legal services actually performed, and reasonable auctioneer's fees if such expenses have been incurred and any other expenses or advances made or incurred in the protection of the rights of the Trustee or in the pursuit of any remedy hereunder; second, to taxes and assessments due and unpaid, if the Trustee deems it appropriate to do so; third, to the payment of any indebtedness (including principal and interest on the Note) secured by this Deed of Trust and fourth, the balance, if any, to the person or persons entitled thereto.
	Section 4. PAYMENT OF AMOUNTS DUE UNDER THE NOTE. The Grantor covenants and agrees that it will pay when due the principal and interest on the Note or any other sum due under the Note.
	Section 5. PAYMENT OF TAXES, ASSESSMENTS AND OTHER AMOUNTS; MAINTENANCE OF INSURANCE
		(a) The Grantor covenants and agrees that it will pay when due, all taxes, assessments, levies and charges upon or against the Property and Collateral, of every character which are now due or which may hereafter become liens thereon, including all taxes assessed in North Carolina against the Trustee or the Beneficiary on this instrument or the sum hereby secured or evidenced by the Note, provided the amount of such latter taxes with the interest on the sum hereby secured does not exceed the maximum contract rate permitted by law, but if it does, the excess to be paid by the Beneficiary; and immediately deliver to the Beneficiary official receipts therefor. The Beneficiary may, at its option, pay any such taxes assessments, levies or charges against the Property or Collateral and the official receipts therefor shall be conclusive evidence of payment, the amount due and validity thereof. Any amounts so expended shall immediately become debts due by the Grantor payable on demand, shall bear interest at the rate specified in the Note secured hereby, and their payment shall be secured by this Deed of Trust.
		(b) The Grantor covenants and agrees that it will keep the improvements and Collateral now or hereafter on the Property insured against loss and damage by fire, tornado and windstorm, and against such other hazards as the Beneficiary may require, including business interruption (if required by the Beneficiary), in amounts satisfactory to the Beneficiary, plus an amount sufficient to prevent any co-insurance liability of the owner of the Property or the Beneficiary, for the benefit of the Beneficiary, loss, if any, to be made payable in the policy or policies of insurance to the Beneficiary as its interest may appear, the loss payable clauses to be in such form as the Beneficiary may require.
All insurance shall be in companies approved by the Beneficiary and the policies and renewals thereof shall, when issued, be immediately delivered to the Beneficiary, to be held by it and all insurance policies shall provide for at least ten (10) days prior written notice of cancellation to Beneficiary. The Grantor will pay all premiums for such insurance when due and immediately deliver to the Beneficiary official receipts therefor, in the event of loss, the Grantor will give immediate notice by mail to the Beneficiary, who may make proof of loss if not made promptly by the
Grantor.  Each insurance company concerned is hereby authorized and directed to make payment of such loss directly to the Beneficiary instead of to the Grantor and the Beneficiary jointly.  The proceeds of any insurance, or any part thereof, may be applied by the Beneficiary, at its option, either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. If the Grantor fails or refuses to keep such property so insured, the beneficiary may obtain such insurance without prejudice to its right to foreclose hereunder by reason
of such default.  The Beneficiary may, at i	In the event a proceeding to
exercise the power of sale contained herein is begun but not completed, the Grantor shall pay all expenses incurred by the Trustee and a partial commission computed as follows: one-fourth of the hereinafter-specified commission prior to the Trustee's issuance of a notice of hearing on the right to foreclose and one-half of the hereinafter-specified commission after the issuance of such notice and prior to a sale. Such expenses and partial commission may be paid by the Beneficiary on behalf of the Grantor but, in any event, shall be secured by this Deed of Trust.

	The foregoing shall in no way be construed to limit the powers of sale or restrict the discretion the Trustee may have elfth of the known or estimated (by the Beneficiary) yearly taxes, assessments and insurance premiums on or against the Property and the Collateral. The Beneficiary shall be under no obligation to pay interest on such payments. The Beneficiary shall hold and apply such payments to the payment of taxes, assessments and insurance l of such monthly payments shall exceed the amount needed, the excess shall be held for future needs; but should such monthly payments at any time fail to provide sufficient funds to pay taxes, assessments and insurance premiums when due, the Grantor shall, upon written demand, pay the Beneficiary within ten (10) days of receipt of such demand the amount necessary to cover the deficiency. When the Grantor shall have paid the Note, the Beneficiary shall refund to the Grantor any excess funds accumulated hereunder, in the event of a foreclosure sale, the Beneficiary may apply any balance remaining of the funds accumulated for the above purposes to the payment of the Note.
Section 6. MAINTENANCE OF THE PROPERTY. The Grantor covenants and agrees that it will not commit or permit any waste to the Property or Collateral, and will keep the Property and Collateral in as good order, repair, and condition as it is now, reasonable wear and tear excepted. The Beneficiary shall have the right to inspect the Property and Collateral at all reasonable times, and access thereto shall be permitted for the purpose to it or its authorized agents. Such inspection may include, but not be limited to, such investigation as Beneficiary in its sole discretion believes necessary to determine the nature and extent of any actual or potential environmental risks, changes, liabilities or contamination relating to the Property, in the event that such investigation reveals any matter constituting a breach of representation or warranty made by Grantor to Beneficiary, then the costs of such investigation shall be reimbursed to Beneficiary by Grantor.

Section 7. ANNUAL STATEMENTS. The Grantor covenants and agrees that it will furnish to the Beneficiary when required as a condition of the loan or otherwise requested by Beneficiary and without cost to the Beneficiary (a) an annual statement in form and certified in a manner satisfactory to the Beneficiary, setting forth all income and expenses derived or incurred from the operation of the Grantor's business conducted on the Property and the operation of any improvements or Collateral situate thereon within ninety
(90) days from the end of the calendar or fiscal year of such operations, and (b) within ninety (90) days of the end of each fiscal year the financial statements (in form and certified in a manner satisfactory to the Beneficiary) of the Grantor, and each of the guarantors or endorsers, if any, of the indebtedness hereby secured.

Section 8. ASSIGNMENT OF RENTS, LEASES AND PROFITS

(a) As further security for the payment of the Note and for the faithful performance of all the covenants, agreements, terms and provisions of this Deed of Trust, the Grantor hereby sells, transfters and assigns unto the Beneficiary all the Grantor's rights, title and interest in and to the rents, issues, profits, revenues, royalties, rights and benefits from the Property. To that end, the Grantor hereby assigns and sets over unto the Beneficiary all leases of all or a part of the Property now made, executed or delivered, whether written or verbal, or to be hereafter made, whether written or verbal (hereinafter referred to individually and collectively as "Tenants' Leases"). The Grantor hereby authorizes and empowers the Beneficiary to collect these rents, issues, profits, revenues, royalties, rights and benefits as they shall become due and hereby directs each and all of the tenants of the Property to pay such rents as may now be due or shall hereafter become due, to the Beneficiary, upon demand for payment thereof by the Beneficiary. No such demand shall be made unless and until there has been a default under the Note or the occurrence of an Event of Default under this Deed of Trust. Until such demand is made, the Grantor is authorized by the Beneficiary to collect or continue collecting such rents, issues, profits, revenues, royalties, rights and benefits; provided, however, the Grantor shall not collect any rents more than two months in advance without the prior written consent of the beneficiary.
(b) The Grantor covenants and agrees (i) that it is promptly and fully keep, perform and comply with all the terms, covenants, conditions and agreements imposed upon or assumed by it as Landlord (or similar designation under the Tenants' Leases, and (ii) that it will not do, permit to be done, or omit or refrain from doing anything the doing or omission of which will any tenant to terminate any of the Tenants' Leases.
(c) If the Grantor shall in any manner fail in any of the covenants and agreements, the Beneficiary may (but shall not be obligated to) take any action the Beneficiary deems necessary or desirable to prevent or cure any default by the Grantor in the performance of or compliance with any of the grantor covenants or obligations under any of the Tenants' Leases. The Beneficiary shall have the right to enter upon the Property to such extent and as often as the Beneficiary, in its sole discretion deems necessary or desirable in order to prevent or cure any such default by the Grantor. The Beneficiary may expend such sums of money as the Beneficiary in its sole discretion deems necessary for any such purpose. The Grantor hereby agrees to pay to the Beneficiary, immediately upon demand all sums so expended by the Beneficiary together with interest thereon from the day of each such payment at the rate provided for in the Note. All sums so expended by the Beneficiary, and the interest thereon, shall be secured by this Deed of Trust. The Grantor will give the Beneficiary immediate notice by certified mail of any notice of default or notice of cancellation received from any tenant.

Section 9. CONDEMNATION Upon the condemnation of the Property or any part thereof, the entire unpaid balance of the Note shall, at the option of the Beneficiary, at once become due and payable. Any award paid for such taking is hereby assigned to the Beneficiary to further secure the payments due under the Note. The Beneficiary is hereby authorized and empowered (but not required) to collect and receive such award and is authorized to apply it in whole or in part in reduction of the then outstanding debt secured by the Deed of Trust, notwithstanding the fact that the debt may not then be due and payable. Any amounts so applied in principal shall be applied to the principal last maturing hereon. The Grantor agrees to execute such further assignments of any such awards as the Beneficiary may require.

Section 10. SALE OR TRANSFER OF PROPERTY: JUNIOR LIENS. If all or any part of the Property, or any interest or estate thereon, is sold, further encumbered or otherwise transferred by Grantor (including without limitation by way of mortgage, deed of trust, or declaration of trust) without the Beneficiary's prior written consent, the Beneficiary at an option may declare the whole sum secured by this Deed of Trust with interest thereon to be immediately due and payable without regard to the date of maturity of the obligation to pay any such sum provided, however, that the Beneficiary may waive this right of acceleration and permit the assumption of the obligations secured hereby on such terms and conditions, specifically including, without limitation, an increase in the interest rate charged under the Note, and the payment of fees, as it may deem appropriate if the Grantor is a corporation with thirty five (35) or fewer shareholders, the aggregate transfer(s) of voting shares in the Grantor whereby persons or entities not owning on the date hereof, singly or in the aggregate, 50% or more of the voting shares of such Grantor, become the owner(s) singly or in the aggregate of 50% or more of such voting shares shall be deemed a sale of the Property of or the purposes of this Section: if the Grantor is a limited or general partnership, any change in general partnership interest(s) in the Grantor shall be deemed a sale of the Property for the purposes of this Section; provided, however, no change in general partnership interest(s) or transfer of voting shares occasioned by devise, descent or operation of law upon the death of a shareholder or general partner, as the case may be, shall constitute a sale of the Property for the purposes of this Section. The Grantor hereby covenants to give the Beneficiary notice by certified mail of any sale, further encumbrance or transfer of the Property, as contemplated by this Section, within ten (10) days after the occurrence of such sale, further encumbrance or transfer.

Section 11. SECURITY AGREEMENT. (a) This Deed of Trust shall constitute a security agreement with respect to all Collateral of the Grantor now owned or hereafter acquired and located upon the Property and used in the operation and maintenance of the improvements. The Grantor hereby grants to the Beneficiary a security interest in the Collateral including, without limitation, all boilers, all heating, air conditioning and ventilating components and systems, all lighting, electrical power, plumbing, sprinkler and water components and systems, all carpets, wall coverings, screens and drapes, all mechanical and hydraulic components and systems and all appliances (including stoves, ranges, refrigerators, disposals, dishwashers, washers and dryers, trash compactors and similar appliances) located on and used in connection with the operation or maintenance of the improvements.
(b) With respect to those items of the Collateral which are or are to become fixtures related to the Property, this Deed of Trust shall constitute a financing statement filed as a fixture filing. The lien upon fixtures granted herein and perfected hereby shall be in addition to and not in lieu of any lien upon fixtures acquired under real property law.
Section 12. HAZARDOUS MATERIALS (a) Grantor represents and warrants that, to the best of Grantor's knowledge, after due inquiry and investigation,
(i) There are no Hazardous Materials (hereinafter defined) on the property, except those in compliance with all applicable federal, state and local laws, ordinances, rules and regulations, and (ii) no owner or occupant nor any prior owner or occupant of the Property has received any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Property. Grantor covenants that the Property shall be kept free of Hazardous Materials, and neither Grantor nor any occupant of the Property shall use, transport, store, dispose of or in any manner deal with Hazardous Materials on the Property, except to the extent that such use, transport, storage or disposal shall be necessary and proper for the Grantor to use the Property and carry out the activities set forth in the loan application, commitment letter, if any, or any separate loan agreement or other agreement executed concurrently with this Deed of Trust, provided that such use, transport, storage, disposal or handling of Hazardous Materials on the Property shall be in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Grantor shall not, without prior notice to Beneficiary, engage in any use or activity on the Property which results in initial use or increased use, as the case may be, of Hazardous Materials on the Property which were not disclosed to the Beneficiary or described in the loan application, commitment letter, if any, or separate loan agreement or other agreement executed concurrently with this Deed of Trust. Grantor shall comply with, and ensure compliance by all occupants of the Property with all applicable federal, state and local laws, ordinances, rulers and regulations, and shall keep the Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Grantor receives any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Property, Grantor shall immediately notify Beneficiary. Grantor shall promptly conduct and complete all investigations, studies, sampling and testing, and all remedial actions necessary to clean up and remove all Hazardous Materials from the Property in accordance with all applicable federal, state and local laws, ordinances, rules and regulations. Grantor further covenants that it will promptly notify Beneficiary of any discharge or release of Hazardous Materials on, from or affecting the Property or of any change in the nature or extent of any Hazardous Materials, substances or wastes maintained on, in or under the Property or used in connection therewith, and will transmit to Beneficiary copies of any citations, orders, notices or other communication received with respect to any other Hazardous Materials, substances, wastes or other environmentally regulated substances affecting the Property. The term "Hazardous Materials" as used in this Deed of Trust shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or asbestos-containing-materials or any other substance or material defined as a hazardous or toxic substance or material by any federal, state or local law, ordinance, rule, or regulation. Grantor's violation of any covenant, representation, or warranty within this Section shall be an Event of Default and Beneficiary may pursue all rights and remedies to which it is entitled as set forth in this Deed of Trust.
(b) Grantor shall protect, defend, indemnify and save harmless Beneficiary and the Trustee from and against all liabilities, obligations, claims, damages, penalties, causes of action, response and cleanup costs, and other costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Trustee or Beneficiary by reason of (i) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Materials (as defined above in this Section) on, from, or affecting the Property or any other property, (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities which are based upon or in any way related to Hazardous Materials, including, but not limited to, the following laws: the Comprehensive Environmental Response, Compensation, and Liability Act the Resource Conservation and Recovery Act; the Clean Water Act; the Toxic Substances Control Act; Coastal Area Management Act, N.C. G. S. 113A-113 et seq; Solid Waste Management Act, N.C.G.S. 130A-290 et seq.; inactive Hazardous Sites Act, N.C.G.S. 138-310 et seq.; Water and Air Resources Act, N.C.G.S. Chapter 143, Article 21; Oil Pollution and Hazardous Substances Control Act, N.C.G.S. Chapter 143, Article 21A; Air Pollution Control Act, N.C.G.S. Chapter 143, Article 21B; and the Sedimentation Pollution Control Act of 1973, N.C.G.S. Chapter 113A, Article 4, including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. Any amounts payable to Trustee or Beneficiary by reason of the application of this paragraph shall be secured by this Deed of Trust and shall become immediately due and payable and shall bear interest at the rate of interest specified in the Note secured hereby from the date loss or damage is sustained by Beneficiary until paid. The obligations and liabilities of Grantor under this indemnification paragraph of the Deed of Trust shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure of this Deed of Trust.
(c) Notwithstanding the description of Collateral contained in this Deed of Trust, all Hazardous Materials (as defined in this Section) are specifically excluded from Collateral subject to this Deed of Trust. In addition, any and all underground storage tanks and piping located on the Property described above are specifically (Check one);
   XX  included as part of the Collateral   excluded as part of the
Collateral

Section 13: NOTICES: All notices, certificates and other communications hereunder shall be deemed given when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows; if to the Bank, to Centura Bank, 134 North Church Street, Rocky Mount, N.C. 27804 if to the Trustee, to Raymond S. Kestler, if to the Grantor, to Carolina Lubes, Inc., 902 Clint Moore Road, Suite 100, Building 100, Boca Raton, Florida 33487. The Grantor, the Trustee and the Bank may, by written notice given hereunder, designate a different address where communications should be sent.

Section 14: MISCELLANEOUS. (a) In the event of the subsequent passage of any law of the State of North Carolina deducting from the value of the land for the purposes of taxation any lieu thereon, or amending in any way the laws now in force for the taxation of deeds of trust or debts secured thereby, for state or local purposes or the manner of the collection of any such taxes so as to affect the interest of the Beneficiary, the whole sum secured by this instruments with interest thereon, at the option of the Beneficiary, shall immediately become due, payable and collectible without notice to any party.
(b) No delay or forebearance by the Beneficiary in exercising any or all of its rights hereunder or rights otherwise afforded by law shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default as set forth herein or in the event of any subsequent default hereunder, in the event that the Beneficiary or the Trustee voluntarily or otherwise shall become a party to any suit or legal proceeding to protect the Property or to protect the title of the Trustee created by this Deed of Trust, the Trustee created by this Deed of Trust, the Trustee and the Beneficiary shall be saved harmless and shall be reimbursed by the Grantor for any amounts paid, including all reasonable costs, charges and attorney's fees incurred in any such suit or proceeding. These amounts together with interest on the amounts at the rate set forth in the Note shall be secured by this Deed of Trust and their payment enforced as if they were a part of the original debt.
(c) It is specifically agreed that the parties hereto shall in no event be deemed to have contracted for a greater rate of interest that the maximum contract rate permitted by law. Should be greater amount be collected,; it shall be construed as a mutual mistake of the parties and the excess shall be returned to the party making such payment.
(d) The Beneficiary shall at any time have the irrevocable right to remove the Trustee herein named without notice or cause and to appoint his successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in North Carolina. In the event of the death or resignation of the Trustee herein named, the Beneficiary shall have the right to appoint his successor by such written instruments. Any Trustee so appointed shall be vested with the title to the Property and shall possess all the powers, duties and obligations herein conferred on the Trustee in the same manner and to the same extent as though he were named herein as trustee.
(e) All the terms and conditions of the Commitment, if any upon which the loan hereby secured is predicated, and a loan agreement, if any pursuant to which the obligations secured hereby are incurred are incorporated by this reference and made a part hereof.
(f) The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used herein, the singular number shall include the plural the singular. If two or more parties have joined as Grantor, each of the parties shall be jointly and severally obligated to perform the conditions and covenants herein contained. Notwithstanding the foregoing, any Grantor who executes this Deed of Trust but who does not execute the Note hereby secured has executed the Deed of Trust only to subject whatever interest such Grantor has or may hereafter have in the Property and improvements and Collateral to the lien and security interest created by this Deed of Trust. The term "Beneficiary" shall include any payee of the indebtedness hereby secured and any transferee or assignee thereof, whether by operation of law or otherwise.

IN WITNESS WHEREOF, this Deed of Trust is executed (i) if by individuals, by hereunto setting their hands under seal by adoption of the word "SEAL" appearing next to the individuals; names, (ii) if by a corporation, by the duly authorized officers of the corporation on its behalf under seal by adoption of the facsimile seal printed hereon for such purpose or, if an impression seal appears hereon, by affixing such impression seal, or (iii) if by a partnership, by the duly authorized partners of the partnership on its behalf under seal by adoption of the word "SEAL" appearing next to the name of the partnership and/or the signatures of the partners, on the day and year first above written.

Carolina Lubes, Inc., A Florida Corporation domesticated in N.C.

/s/ Stephen P. Conway
Stephen P. Conway, President